                                                       CASH FLOWS   PAGE 1 OF 2

CARCO/DCMOT AUTO LOAN MASTER TRUST:   RECONCILIATION OF CASH FLOWS
COLLECTION PERIOD: MARCH 1, 2003 THROUGH MARCH 31, 2003
ACCRUAL PERIOD: MARCH 17, 2003 THROUGH APRIL 14, 2003
DISTRIBUTION DATE: APRIL 15, 2003


                                                                  TRUST               SERIES           SERIES          SERIES
                                                                  TOTALS              1996-1           1998-1          1999-2
                                                            -------------------  ---------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                                 42,486,337.77 *      2,638,395.13    2,638,395.13    3,166,074.16
Principal Collections from Seller                                         0.00 *              0.00            0.00            0.00
Investment Income on Accounts                                       650,107.64           42,751.23       42,739.39       51,254.13
Balances in Principal Funding Accounts                                    0.00                0.00            0.00            0.00
Balances in Reserve Fund Accounts                                12,603,500.00        1,750,000.00    1,750,000.00    2,100,000.00
Balances in Excess Funding Accounts                                       0.00                0.00            0.00            0.00
Balance in Yield Supplement Accounts                             14,404,000.00        2,000,000.00    2,000,000.00    2,400,000.00
Other Adjustments                                                         0.00                0.00            0.00            0.00
                                                            -------------------  ---------------------------------------------------
                   TOTAL AVAILABLE                               70,143,945.41        6,431,146.37    6,431,134.53    7,717,328.29
                                                            ===================  ===================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders           9,679,435.84          569,930.56      547,777.78      681,500.00
Principal Due to Note/Certificateholders                                  0.00                0.00            0.00            0.00
Principal to Funding Account                                              0.00                0.00            0.00            0.00
Move Funds to the Reserve Fund Accounts                          12,603,500.00        1,750,000.00    1,750,000.00    2,100,000.00
Move Funds to the Excess Funding Accounts                                 0.00                0.00            0.00            0.00
Move Funds to the Yield Supplement Accounts                      14,404,000.00        2,000,000.00    2,000,000.00    2,400,000.00
Yield Supplement  & Reserve Account to Seller                             0.00 *              0.00            0.00            0.00
Service Fees to Seller                                            7,121,712.45 *        416,666.67      416,666.67      500,000.00
Defaulted Amounts to Seller                                               0.00 *              0.00            0.00            0.00
Excess Collections to Seller                                     26,335,297.12 *      1,694,549.14    1,716,690.08    2,035,828.29
Excess Funding Account Balance to Seller                                  0.00 *              0.00            0.00            0.00
                                                            -------------------  ---------------------------------------------------
                 TOTAL DISBURSEMENTS                             70,143,945.41        6,431,146.37    6,431,134.53    7,717,328.29
                                                            ===================  ===================================================
                        Proof                                             0.00                0.00            0.00            0.00
                                                            ===================  ===================================================





                                                             SERIES           SERIES          SERIES            DCMOT
                                                             2000-B           2000-C          2001-A           2002-A
                                                            --------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                            2,643,671.92     2,638,395.13    5,276,790.27     10,437,607.12
Principal Collections from Seller                                   0.00             0.00            0.00              0.00
Investment Income on Accounts                                  42,907.86        42,705.13       84,735.34        152,450.91
Balances in Principal Funding Accounts                              0.00             0.00            0.00              0.00
Balances in Reserve Fund Accounts                           1,753,500.00     1,750,000.00    3,500,000.00              0.00
Balances in Excess Funding Accounts                                 0.00             0.00            0.00              0.00
Balance in Yield Supplement Accounts                        2,004,000.00     2,000,000.00    4,000,000.00              0.00
Other Adjustments                                                   0.00             0.00            0.00              0.00
                                                            --------------------------------------------------------------------
                   TOTAL AVAILABLE                          6,444,079.79     6,431,100.27   12,861,525.61     10,590,058.03
                                                            ====================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders       548,873.33       543,750.00    1,083,472.22      2,158,888.89
Principal Due to Note/Certificateholders                            0.00             0.00            0.00              0.00
Principal to Funding Account                                        0.00             0.00            0.00              0.00
Move Funds to the Reserve Fund Accounts                     1,753,500.00     1,750,000.00    3,500,000.00              0.00
Move Funds to the Excess Funding Accounts                           0.00             0.00            0.00              0.00
Move Funds to the Yield Supplement Accounts                 2,004,000.00     2,000,000.00    4,000,000.00              0.00
Yield Supplement  & Reserve Account to Seller                       0.00             0.00            0.00              0.00
Service Fees to Seller                                        417,500.00       416,666.67      833,333.33      1,831,501.83
Defaulted Amounts to Seller                                         0.00             0.00            0.00              0.00
Excess Collections to Seller                                1,720,206.46     1,720,683.60    3,444,720.06      6,599,667.31
Excess Funding Account Balance to Seller                            0.00             0.00            0.00              0.00
                                                            --------------------------------------------------------------------
                 TOTAL DISBURSEMENTS                        6,444,079.79     6,431,100.27   12,861,525.61     10,590,058.03
                                                            ====================================================================
                        Proof                                       0.00             0.00            0.00              0.00
                                                            ====================================================================




                                                                 TO: JOHN BOBKO/ROBERT GRUENFEL                 PAUL GEKIERE
* FUNDS TRANSFER TO/(FROM) BANK OF NEW YORK :                        THE BANK OF NEW YORK                       DAIMLERCHRYSLER
                                       (970,671.80)                  (212) 815-4389/8325                        (248) 512-2758







                                                       CASH FLOWS   PAGE 2 OF  2



 DCMOT            DCMOT
2002-B            2003-A           OTHER
-----------------------------------------------
5,218,803.56     7,828,205.34             0.00
        0.00             0.00
   76,225.45       114,338.18
        0.00             0.00
        0.00             0.00
        0.00             0.00
        0.00             0.00
        0.00             0.00             0.00
-----------------------------------------------
5,295,029.01     7,942,543.52             0.00
===============================================


1,059,305.56     2,485,937.50
        0.00             0.00
        0.00             0.00
        0.00             0.00
        0.00             0.00
        0.00             0.00
        0.00             0.00
  915,750.92     1,373,626.37
        0.00             0.00
3,319,972.54     4,082,979.65             0.00
        0.00             0.00
-----------------------------------------------
5,295,029.01     7,942,543.52             0.00
===============================================
        0.00             0.00             0.00
===============================================



INSTRUCTIONS TO BANK OF NEW YORK


    1. Receive funds from:

            Chrysler                                              $0.00
            Investment Income                                650,107.64
            Collection Account                            10,000,000.00 *
            Reserve & Yield Accounts                               0.00
            Balance in Excess Funding Account                      0.00
                                                         $10,650,107.64
    2. Distribute funds to:
            Series Note/Certificate Holders               $9,679,435.84
            Chrysler                                         970,671.80
            Trust Deposit Accounts                                 0.00
                                                         $10,650,107.64
    3. Verify account balances in Collection, Funding,
       Reserve & Yield Supplement Accounts.
